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EXHIBIT *(10.37)
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THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT
SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 29, 1999, AMONG FLEET CAPITAL CORPORATION, AMERICAN CAPITAL STRATEGIES, LTD., IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS,
 INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC. UNDER AND PURSUANT TO THE LOAN AND
    SECURITY AGREEMENT DATED AS OF OCTOBER 29, 1999, AND EACH RELATED "LOAN DOCUMENT" (AS DEFINED THEREIN), AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE
      HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE
                            SUBORDINATION AGREEMENT.

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       IGI, INC., IGEN, INC., IMMUNOGENETICS, INC., AND BLOOD CELLS, INC.
            SERIES B SENIOR SUBORDINATED NOTE DUE SEPTEMBER 30, 2006

No. SSN - 1                                                   October 29, 1999
$350,000

         FOR VALUE RECEIVED, the undersigned IGI, INC., a Delaware corporation, ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation, ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are referred to herein as the "Loan Parties"), hereby promise to pay to AMERICAN CAPITAL STRATEGIES, LTD., or registered assigns (the "Holder"), the principal sum of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000), with interest thereon, on the terms and conditions set forth in the Purchase Agreement (as defined herein).

         Payments of principal of, interest on and any premium with respect to this Georgia Note are to be made in lawful money of the United States of America by check mailed and addressed to the registered Holder hereof at the address shown in the register maintained by the Loan Parties for such purpose, or, at the option of the Holder, in such manner and at such other place in the United States of America as the Holder hereof shall have designated to the Loan Parties in writing.

         Notwithstanding any provision to the contrary in this Georgia Note, the Purchase Agreement or any other agreement, the Loan Parties shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

         This Georgia Note is one of a series of Series B Senior Subordinated Notes Due September 30, 2006 (herein called the "Georgia Notes") issued pursuant to the Note and Equity Purchase Agreement, dated as of October 29, 1999 (as from time to time amended, the "Purchase Agreement"), between the Loan Parties and American Capital Strategies, Ltd., a corporation organized and existing under the laws of the State of
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Delaware, and is entitled to the benefits thereof. All terms used herein shall have the meanings ascribed to them in the Purchase Agreement. Each Holder of this Georgia Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in
Article 6 of the Purchase Agreement.

         The Georgia Notes are issuable as registered notes. This Georgia Note is transferable only by surrender hereof at the principal office of the Loan Parties at Wheat Road and Lincoln Avenue, Buena (Atlantic County), New Jersey, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of this Georgia Note.

         This Georgia Note is also subject to optional prepayment, in whole or in part at the times and on the terms specified in the Purchase Agreement, but not otherwise.

         If an Event of Default as defined in the Purchase Agreement occurs and is continuing, the unpaid principal of this Georgia Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Purchase Agreement.

         Payments of principal, interest on and any premium with respect to this Georgia Note are secured pursuant to the terms of the Security Documents.

         This Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

                                        IGI, INC.



                                        By: /s/ Paul Woitach
                                           ------------------------------------
                                            Name: Paul Woitach
                                            Title: President


                                        IGEN, INC.



                                        By: /s/ Paul Woitach
                                           ------------------------------------
                                            Name: Paul Woitach
                                            Title: President



                                        IMMUNOGENETICS, INC.
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                                        By: /s/ Paul Woitach
                                            ____________________________________
                                            Name:  Paul Woitach
                                            Title: President


                                        BLOOD CELLS, INC.



                                        By: /s/ Paul Woitach
                                            ____________________________________
                                            Name:  Paul Woitach
                                            Title: President